Exhibit 99.1
You're a neighbor, not a number 2022 Annual Shareholders Meeting

Cautionary Statement Regarding Forward - Looking Statements In addition to historical information, this presentation may contain forward - looking statements .. For this purpose, any statement that is not a statement of historical fact may be deemed to be a forward - looking statement .. These forward - looking statements may include statements regarding profitability, liquidity, allowance for loan losses, interest rate sensitivity, market risk, growth strategy and financial and other goals .. Forward - looking statements often use words such as “believes,” “expects,” “plans,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends” or other words of similar meaning .. You can also identify them by the fact that they do not relate strictly to historical or current facts .. Forward - looking statements are subject to numerous assumptions, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements .. There are many factors that could have a material adverse effect on the operations and future prospects of the Company including, but not limited to : • changes in assumptions underlying the establishment of allowances for loan losses, and other estimates ; • the risks of changes in interest rates on levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest sensitive assets and liabilities ; • the effects of future economic, business and market conditions ; • legislative and regulatory changes, including the Dodd - Frank Wall Street Reform and Consumer Protection Act and other changes in banking, securities, and tax laws and regulations and their application by our regulators, and changes in scope and cost of Federal Deposit Insurance Corporation insurance and other coverages ; • our inability to maintain our regulatory capital position ; • the Company’s computer systems and infrastructure may be vulnerable to attacks by hackers or breached due to employee error, malfeasance, or other disruptions despite security measures implemented by the Company ; • changes in market conditions, specifically declines in the residential and commercial real estate market, volatility and disruption of the capital and credit markets, soundness of other financial institutions we do business with ; • risks inherent in making loans such as repayment risks and fluctuating collateral values ; • changes in operations of the mortgage company as a result of the activity in the residential real estate market ; • exposure to repurchase loans sold to investors for which borrowers failed to provide full and accurate information on or related to their loan application or for which appraisals have not been acceptable or when the loan was not underwritten in accordance with the loan program specified by the loan investor ; • governmental monetary and fiscal policies ; • geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the U .. S .. or other governments in response to acts or threats of terrorism and/or military conflicts, negatively impacting business and economic conditions in the U .. S .. and abroad ; • changes in accounting policies, rules and practices ; • reliance on our management team, including our ability to attract and retain key personnel ; • competition with other banks and financial institutions, and companies outside of the banking industry, including those companies that have substantially greater access to capital and other resources ; • demand, development and acceptance of new products and services ; • problems with technology utilized by us ; • natural disasters, war, terrorist activities, pandemics, or the outbreak of COVID - 19 or similar outbreaks, and their effects on economic and business environments in which the Company operates ; • adverse effects due to COVID - 19 on the Company and its customers, counterparties, employees, and third - party service providers, and the adverse impacts to our business, financial position, results of operations, and prospects ; • changing trends in customer profiles and behavior ; and • other factors described from time to time in our reports filed with the SEC .. These risks and uncertainties should be considered in evaluating the forward - looking statements contained herein, and readers are cautioned not to place undue reliance on such statements .. Any forward - looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which it is made .. In addition, past results of operations are not necessarily indicative of future results .. 1

Non - GAAP Financial Measures The accounting and reporting polices of the Company conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, management uses certain non - GAAP measures to supplement the evaluation of the Company’s performance. These measures include core operating income, core earnings per share and core return on tangible common equity for the consolidated entity, the commercial banking segment, and the mortgage banking segment. Management believes presentations of these non - GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non - GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non - GAAP disclosures are included as tables at the end of this presentation. 2

Why Village? 3 • We think and behave like long - term investors Vision, Discipline, Execution • Strong market position in a very attractive market Market • Excellent opportunity to take market Opportunity • A strong community bank with a successful mortgage company Differentiated • Effective shareholder communications Transparency and Candor • Excellent shareholder returns over the last five years We Deliver Results

Company Overview 4 Corporate Data Bank Chartered: December 1999 Holding Company incorporated: January 2003 Ticker (Nasdaq): VBFC Markets Served Richmond MSA and Williamsburg Headquarters: 13319 Midlothian Turnpike Midlothian, VA 23113 Phone: (804) 897 - 3900 Web Address: www.villagebank.com Chairman: Craig D. Bell President & CEO: Jay Hendricks Executive VP & CFO/CRO: Donnie Kaloski $13.87 $19.00 $26.70 $30.65 $30.45 $37.11 $34.39 $57.85 $55.00 79.33% 109.31% 100.62% 127.82% 117.70% 125.67% 96.99% 134.45% 132.08% 50.00% 70.00% 90.00% 110.00% 130.00% 150.00% 170.00% $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Capital Raise March 27, 2015 YE 2015 YE 2016 YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 Price Per Share Price Per Share Price to Book Value 26% CAGR * Annualized Period Highlights - March 31, 2022 Assets ($000) $ 764,417 TCE/TA 8.04% Tangible Book Value per share $ 41.64 Earnings Per Share $ 1.24 Dividend Yield* 1.34% Bank Tier 1 Leverage Ratio 10.13% ROAE* 11.48% ROAA* 0.97% Net Interest Margin* 3.36% NPAs/Assets 0.17% Reserves/Loans (excluding PPP) 0.68%

Strong Earnings Growth 5 (1) Non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this release. (2) Source: S&P Global – Southeast Public Banks under $1 billion in assets as of December 31, 2021. (3) Nonperforming assets excludes performing troubled debt restructurings. 8.97% 12.72% 19.12% 21.02% 11.48% (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% (10.00%) 0.00% 10.00% 20.00% 30.00% 40.00% 2018 2019 2020 2021 Q1 22 Core ROTCE (1) Commercial Banking Segment Mortgage Banking Segment Top Quartile(2) $2.21 $3.53 $6.23 $8.48 $1.22 $(2.00) $- $2.00 $4.00 $6.00 $8.00 $10.00 YE 2019 YE 2019 YE 2020 YE 2021 Q1 2022 Core Earnings Per Share (1) Commercial Banking Segment Mortgage Banking Segment 0.54% 0.44% 0.27% 0.18% 0.17% 0.05% 0.00% 0.04% 0.01% (0.07%) (0.10%) 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2018 2019 2020 2021 Q1 2022 Asset Quality Metrics (3) NPAs/Total Assets Net Charge-offs to Average Loans

PTPP Income Growth 6 (1) Non - GAAP financial measure. See GAAP to Non - GAAP financial measure reconciliation at the end of this release. $3,646 $4,402 $2,997 $4,822 $1,104 $1,519 $3,730 $5,641 $11,989 $15,373 $5,033 $1,807 $(2,000) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 YE 2018 YE 2019 YE 2020 YE 2021 Q1 2021 Q1 2022 Pre - Tax Pre Provision Income Growth (1) (dollars in thousands) Banking Segment PTPP PPP Income Pre-Tax Mortgage Segment Pre-Tax 9.54% Growth from 2019

Protecting Net Interest Margin 7 3.74% 3.68% 3.41% 3.76% 3.36% 4.59% 4.75% 4.12% 4.08% 3.59% 0.85% 1.09% 0.72% 0.33% 0.24% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 Net Interest Margin Net Interest Margin Yield on Earning Assets Cost of Funds $482,934 $506,202 $675,425 $715,434 $732,193 13.35% 13.45% 12.88% 27.40% 31.44% 0.00% 10.00% 20.00% 30.00% 40.00% $0 $200,000 $400,000 $600,000 $800,000 YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 Thousands Earnings Asset Mix Due from other banks Federal funds sold Investments LHFI LHFS Liquidity Ratio $439,047 $443,208 $588,382 $664,048 $683,673 0.66% 0.85% 0.62% 0.24% 0.16% 0.00% 0.50% 1.00% 1.50% 2.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 Deposit Growth (dollars in thousands) Non-interest bearing deposits Low cost interest bearing deposits Time deposits Cost of total deposits

Mortgage Banking Segment Focus • Purchase money focus • Expand existing referral relationships • Add quality mortgage loan officers • Improve efficiency and manage expenses 8 (1) Source - Mortgage Bankers Association * Mortgage Banking Segment $162,111 $203,497 $369,818 $296,974 $44,288 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 Mortgage Banking Segment Originations (dollars in thousands) Purchase Refinance 92% 80% 82% 66% 54% 55% 62% 41% 70% 47% 8% 20% 18% 34% 46% 45% 38% 59% 30% 53% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. MBS* Industry Avg. YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 Loan Originations - Purchase vs. Refinance (1) Purchase Refinance

Our credit strategy is designed with the goal of delivering best quartile asset quality in the worst part of the cycle… 9 (1) Source - SNL data for VA Banks <$1 Billion in assets as of December 31 , 2021 .. (2) Annualized. (3) Nonperforming assets excluding performing troubled debt restructurings. • Credit metrics continue to compare favorably to our peer group. • Non - performing assets remain stable at 0.17% of total assets. • ALLL to Loans (excluding PPP loans) decreased to 0.68% as of Q1 2022 compared to 0.93% as of YE 2020. • Asset quality has remained strong and supports the adequacy of our allowance for loan and lease losses. 0.74% 0.74% 0.93% 0.68% 0.68% 0.00% 0.50% 1.00% 1.50% 2.00% $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 YE 2018 YE 2019 YE 2020 YE 2021 Q1 2022 ALLL to Loans (excluding PPP) (Dollars in thousands) C&I + Owner occupied commercial real estate Nonowner occupied commercial real estate Acquisition, development and construction Consumer/Residential Student Other ALLL to loans (excluding PPP) Asset Quality Metrics Village Peer Group Metric Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2021 (1) Allowance for Loan and Lease Losses/Nonperforming Loans 260.49% 251.94% 233.82% 221.77% 256.78% 208.81% Net Charge - offs (recoveries) to Average Loans (2) (0.29%) 0.01% (0.01%) 0.04% (0.01%) (0.01%) Nonperforming Loans/Loans (excluding Guaranteed Loans) 0.29% 0.30% 0.34% 0.38% 0.40% 0.75% Nonperforming Assets/Bank Total Assets (3) 0.17% 0.18% 0.20% 0.22% 0.26% 0.37%

COVID - 19 Response 10 A phased - in return to the workplace through September 2021 ~25% Hybrid All locations are now open with access to drive - up or lobby appointment service Funded over $ 263 million of PPP loans during 2020 & 2021 by processing over 2 , 355 applications; approximately 2 ,2 13 loans forgiven Saved approximately 18,600 jobs through the PPP Program; Supported customers & non - customers A ssist ed our clients by processing ~ 132 payment deferrals ; Peak deferrals 22 .. 3 % of total loans and leases ; No deferrals as of Sept ember 3 0, 2021 Actively supporting community organizations and participating in local programs and initiatives Observations • Village embraced the PPP as a critical resource for our business community at a pivotal moment in history • Processed customer and noncustomer applications from the first day • Worked with local CPA firms to serve their clients with our SBA expertise • Substantially raised Village Bank’s visibility and credibility in our community • Significant market opportunity to take share from competitors

Management Team 11 Jay Hendricks President & Chief Executive Officer Donnie Kaloski Chief Financial Officer & Chief Risk Officer Max Morehead Commercial Banking Jennifer Church Retail Banking Clif Winn President & CEO Village Bank Mortgage Corp Christy Quesenbery Operations Roy Barzel Chief Credit Officer Lindsay Cheatham Director of Human Resources Chris Mann Information Technology Valenda Campbell Director of Marketing

Board of Directors 12 Craig Bell Chairman Since 1998 Randy Whittemore Director Since 1998 Frank Jenkins Director Since 2017 R.T. Avery Director Since 1998 Mike Katzen Director Since 2008 Mike Toalson Director Since 2004 Devon Henry Director Since 2018 Mary Margaret Kastelberg Director Since 2020 Jay Hendricks President & Chief Executive Officer Since 2020

2022 and beyond Challenges and Opportunities Challenges • Economy • Rate environment • Liquidity levels Opportunities • Organic growth • Strong market perception with ~400 new PPP clients • Local bank mergers and disappointed customers of competitors creating opportunities • Grow presence in Williamsburg - Peninsula • Non - interest Income growth • Mortgage focus: purchase money referral sources, MLO recruiting, efficiency • Leverage Treasury Management Sales team and Concierge Banking teams • SBA guaranty strip sales • Protect and Expand NIM • Digitalization initiatives 13

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

(Dollars in thousands, except per share amounts)

GAAP Operating Results by Segment	2018	2019	2020	2021	Q1 2022
Pre-tax earnings by segment					
Commercial banking	$ 3,646	$ 4,402	$ 6,058	$ 11,355	$ 2,459
Mortgage banking	84	1,239	4,981	4,518	(252)
Income before income tax expense	3,730	5,641	11,039	15,873	2,207
Commercial banking income tax expense	675	904	1,439	2,472	460
Mortgage banking income tax expense	18	260	1,046	948	(53)
Net income	$ 3,037	$ 4,477	$ 8,554	$ 12,453	$ 1,800
Preferred stock dividend[1]	$ (113)	$ -	$ -	$ -	$ -
Net income available to common shareholders	$ 2,924	$ 4,477	$ 8,554	$ 12,453	$ 1,800

Core Operating Results by Segment[2]	2018	2019	2020	2021	Q1 2022
Commercial banking GAAP pre-tax earnings	$ 3,646	$ 4,402	$ 6,058	$ 11,355	$ 2,459
Non-core (income) expense items					
Salaries and benefits[3]	-	760	-	-	-
Branch write-down	56	22	-	-	-
Cease use lease obligation	-	-	-	-	-
(Gain)/loss on sale of securities	89	(101)	(12)	-	-
Other non-core expense[4]	162	55	696	-	-
Commercial banking operating income	3,953	5,138	6,742	11,355	2,459
Mortgage banking GAAP pre-tax earnings	84	1,239	4,981	4,518	(252)
Non-core expense items					
Salaries and benefits[3]	-	54	-	-	-
Mortgage banking operating income	84	1,293	4,981	4,518	(252)
Core operating income before income tax expense	4,037	6,431	11,723	15,873	2,207
Commercial banking income tax expense[5]	739	1,059	1,583	2,472	460
Mortgage banking income tax expense[5]	18	271	1,046	948	(53)
Core operating net income	$ 3,280	$ 5,101	$ 9,094	$ 12,453	$ 1,800
Preferred stock dividend[1][2]	$ (113)	$ -	$ -	$ -	$ -
Core operating income available to common shareholders	$ 3,167	$ 5,101	$ 9,094	$ 12,453	$ 1,800

Reference notes on following page.

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Reconciliation of Non - GAAP Financial Measures 15 Reconciliation of Non - GAAP Financial Measures (Dollars in thousands, except per share amounts) Reference notes for GAAP to Core Operating Income (1) On March 30, 2018, the Company redeemed the remaining 5,027 shares ($5,027,000 aggregate liquidation value) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A. (2) Non - GAAP financial measure. (3) The Company recognized $814,000 in additional compensation expense during Q2 2019, as a result of the accelerated vesting of restricted stock awards and retirement benefits as disclosed in the Company's Form 8 - K filed on June 25, 2019. (4) Other non - core expense is composed of the write - off of premiums associated with United States Department of Agriculture Loans, $139,000 during 2018, $12,000 during 2019, and additional audit and tax fees of $23,000 during 2018 and $43,000 during 2019 associated with the transition of our external auditors during 2018. 202 0 includes $696,000 in prepayment fees associated with the early pay - off of the then $31 million outstanding in FHLB Advances. (5) Income tax expense was adjusted for the non - core items at the corporate tax rate of 21%.

Reconciliation of Non-GAAP Financial Measures

VILLAGE BANK AND TRUST FINANCIAL CORP.

Reconciliation of Non-GAAP Financial Measures

(Dollars in thousands, except per share amounts)

	YE 2018	YE 2019	YE 2020	YE 2021	Q1 22
ROTCE					
Average shareholder's equity	$ 36,523	$ 40,111	$ 47,572	$ 59,256	$ 63,574
Less: average preferred stock (1)	1,229	-	-	-	-
Average tangible common equity	$ 35,294	$ 40,111	$ 47,572	$ 59,256	$ 63,574
Net income available to common shareholders					
Consolidated	$ 2,924	$ 4,477	$ 8,554	$ 12,453	$ 1,800
Commercial Banking Segment	2,858	3,498	4,619	8,883	1,999
Mortgage Banking Segment	$ 66	$ 979	$ 3,935	$ 3,570	$ (199)
Return on Tangible Common Equity					
Consolidated	8.28%	11.16%	17.98%	21.02%	11.48%
Commercial Banking Segment	8.10%	8.72%	9.71%	14.99%	12.75%
Mortgage Banking Segment	0.19%	2.44%	8.27%	6.02%	(1.27%)
Core ROTCE					
Operating income available to common shareholders (2)					
Consolidated	$ 3,167	$ 5,101	$ 9,094	$ 12,453	$ 1,800
Commercial Banking Segment	3,101	4,079	5,159	8,883	1,999
Mortgage Banking Segment	$ 66	$ 1,022	$ 3,935	$ 3,570	$ (199)
Return on Tangible Common Equity					
Consolidated	8.97%	12.72%	19.12%	21.02%	11.48%
Commercial Banking Segment	8.78%	10.17%	10.85%	14.99%	12.75%
Mortgage Banking Segment	0.19%	2.55%	8.27%	6.02%	(1.27%)

(1) On March 30, 2018, the Company redeemed the remaining 5,027 shares ($5,027,000 aggregate liquidation value) of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A.

(2) Derived from the Core Operating Results by Segment table.

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Reconciliation of Non - GAAP Financial Measures 17 Reconciliation of Non - GAAP Financial Measures (in thousands, except per share amounts) (1) Derived from the Core Operating Results by Segment table. YE 2019 YE 2019 YE 2020 YE 2021 Q1 2022 GAAP earnings per share Weighted Average Share Outstanding 1,433 1,445 1,459 1,469 1,475 Net income (loss) available to common shareholders Consolidated $ 2,924 $ 4,477 $ 8,554 $ 12,453 $ 1,800 Commercial Banking Segment 2,858 3,498 4,619 8,883 1,999 Mortgage Banking Segment $ 66 $ 979 $ 3,935 $ 3,570 $ (199) GAAP earnings per share Consolidated $ 2.04 $ 3.10 $ 5.86 $ 8.48 $ 1.22 Commercial Banking Segment $ 1.99 $ 2.42 $ 3.17 $ 6.05 $ 1.36 Mortgage Banking Segment $ 0.05 $ 0.68 $ 2.70 $ 2.43 $ (0.13) Core earnings per share Operating income available to common shareholders (1) Consolidated $ 3,167 $ 5,101 $ 9,094 $ 12,453 $ 1,800 Commercial Banking Segment 3,101 4,079 5,159 8,883 1,999 Mortgage Banking Segment $ 66 $ 1,022 $ 3,935 $ 3,570 $ (199) Core earnings per share Consolidated $ 2.21 $ 3.53 $ 6.23 $ 8.48 $ 1.22 Commercial Banking Segment $ 2.16 $ 2.82 $ 3.54 $ 6.05 $ 1.36 Mortgage Banking Segment $ 0.05 $ 0.71 $ 2.70 $ 2.43 $ (0.13)

Reconciliation of Non - GAAP Financial Measures 18 Reconciliation of Non - GAAP Financial Measures (in thousands, except per share amounts) YE 2018 YE 2019 YE 2020 YE 2021 Q1 2021 Q1 2022 Pre - Tax Earnings by Segment Commercial banking - PTPP (ex. PPP) $ 3,646 $ 4,402 $ 2,997 $ 4,822 $ 1,104 $ 1,519 Commercial banking - PPP Income - - 4,011 6,033 1,894 540 Commercial banking income before income tax expense 3,646 4,402 7,008 10,855 2,998 2,059 Mortgage banking income (loss) before income tax expense (benefit) 84 1,239 4,981 4,518 2,035 (252) Income before provision for (recovery of) loan losses and income tax expense 3,730 5,641 11,989 15,373 5,033 1,807 Provision for (recovery of) loan losses - - 950 (500) - (400) GAAP income before income tax expense $ 3,730 $ 5,641 $ 11,039 $ 15,873 $ 5,033 $ 2,207